INVESTMENT IN ASSOCIATED COMPANIES	12 Months Ended
Dec. 31, 2022
Variable Interest Entity, Not Primary Beneficiary, Disclosures [Abstract]
INVESTMENT IN ASSOCIATED COMPANIES	INVESTMENT IN ASSOCIATED COMPANIES

The Company has, and has had, certain wholly-owned subsidiaries which are accounted for using the equity method of accounting, as it has been determined under ASC 810 that they are variable interest entities in which SFL is not the primary beneficiary.

As of December 31, 2022, 2021 and 2020, the Company had the following participation in investments that are recorded using the equity method:

	2022	2021	2020
River Box Holding Inc.	49.90%	49.90%	49.90%
SFL Deepwater Ltd	*	*	*
SFL Hercules Ltd	*	*	100.00%
SFL Linus Ltd	*	*	*

River Box was a previously wholly owned subsidiary of the Company. River Box holds investments in direct financing leases, through its subsidiaries, related to the 19,200 and 19,400 TEU containerships MSC Anna, MSC Viviana, MSC Erica and MSC Reef. On December 31, 2020, the Company sold 50.1% of the shares of River Box to a subsidiary of Hemen, a related party. A gain of $1.9 million was recognized in the Statement of Operations for the year ended December 31, 2020 in relation to the disposal. (See Note 10: Gain on Sale of Subsidiaries). The Company has accounted for the remaining 49.9% ownership in River Box using the equity method.

SFL Hercules Ltd ("SFL Hercules") and SFL Linus Ltd ("SFL Linus") each owned the drilling units Hercules and Linus respectively. These units were leased to subsidiaries of Seadrill, previously a related party. SFL Deepwater Ltd ("SFL Deepwater") owned the drilling unit West Taurus, which was also on charter to a subsidiary of Seadrill until the first quarter of 2021. Because the main assets of SFL Deepwater, SFL Hercules and SFL Linus were the subject of leases which each include both fixed price call options and a fixed price purchase obligation or put option, they were previously determined to be variable interest entities in which the Company was not the primary beneficiary.
In September 2017, Seadrill announced that it has entered into a restructuring agreement (the “2017 Restructuring Plan”) with more than 97% of its secured bank lenders, approximately 40% of its bondholders and a consortium of investors led by its largest shareholder, Hemen, who was also the largest shareholder in the Company at the time. The Company, SFL Deepwater, SFL Hercules and SFL Linus also entered into the 2017 Restructuring Plan, which was implemented by way of prearranged Chapter 11 cases.

In September and October 2020, Seadrill failed to pay hire when due under the leases for the three drilling units. The overdue hires together with certain other events, constituted an event of default.
During the year ended December 31, 2020, and following changes to the loan agreements, the Company was determined to be the primary beneficiary of SFL Linus and was consolidated from October 2020. SFL Deepwater was also consolidated from October 2020 as the Company was deemed to be primary beneficiary from this date.

In February 2021, Seadrill and most of its subsidiaries filed Chapter 11 cases in the Southern District of Texas. SFL and certain of its subsidiaries entered into court approved interim agreements with Seadrill relating to two of the Company’s drilling rigs, Linus and Hercules.

The lease to West Taurus was rejected by the court in March 2021 and the rig was redelivered by Seadrill to SFL in the second quarter of 2021. In March 2021, the Company signed an agreement for the recycling of the rig at a facility in Turkey and delivered the rig to the recycling facility in September 2021. The asset was derecognized on disposal and a net loss of $0.6 million was recorded in relation to the recycling of the rig. (Refer to Note 9: Gain on Sale of Assets and Termination of Charters).

During the year ended December 31, 2021 and following amendments to the Hercules bareboat charter and loan facility agreements, SFL Hercules was determined to no longer be a variable interest entity and was consolidated from August 2021.

On February 22, 2022, Seadrill announced that it has emerged from Chapter 11 after successfully completing its reorganization. Upon emergence a new independent board of directors assumed leadership of the new parent company of the Seadrill group, which is referred to as Seadrill 2021 Limited. Hemen's shareholding in Seadrill 2021 Limited post-emergence from bankruptcy is also below 1%. Consequently, SFL determined that Seadrill is no longer a related party following the emergence from bankruptcy. (See Note 26: Related Party Transactions).

Summarized balance sheet information of the Company's equity method investees is as follows:

	River Box
(in thousands of $)	2022	2021
Share presented	49.90%	49.90%
Current assets	15,186	13,987
Non-current assets	234,572	247,361
Total assets	249,758	261,348
Current liabilities	14,267	13,242
Non-current liabilities (1)	218,944	231,471
Total liabilities	233,211	244,713
Total stockholders' equity (2)	16,547	16,635
(1)River Box non-current liabilities as of December 31, 2022, include $45.0 million due to SFL (2021: $45.0 million). (See Note 26: Related Party Transactions).
(2)In the year ended December 31, 2022, River Box paid a dividend of $2.9 million to the Company (2021: $2.2 million).
Summarized statement of operations information of the Company's equity method investees is shown below.

Year ended December 31, 2022
(in thousands of $)	River Box
Operating revenues	19,269
Net operating revenues	19,248
Net income (3)	2,833

	Year ended December 31, 2021
(in thousands of $)	River Box	SFL Hercules	TOTAL
Operating revenues	20,115	13,753	33,868
Net operating revenues	20,094	6,558	26,652
Net income (3)	3,267	927	4,194

	Year ended December 31, 2020
(in thousands of $)	SFL Deepwater	SFL Hercules	SFL Linus	TOTAL
Operating revenues	11,835	15,072	18,666	45,573
Net operating revenues	11,892	15,050	18,590	45,532
Net income (3)	(6,002)	3,827	6,461	4,286

(3)The net income of River Box for the year ended December 31, 2022, includes interest payable to SFL amounting to $4.6 million. The net income of River Box and SFL Hercules for the year ended December 31, 2021, includes interest payable to SFL amounting to $4.6 million and $2.4 million respectively. The net income of River Box, SFL Deepwater, SFL Hercules and SFL Linus for 2020 includes interest payable to SFL amounting to $0.0 million, $3.8 million, $3.6 million, and $4.5 million, respectively. (See Note 26: Related Party Transactions).

As required by ASU 2016-13 'Financial Instruments - Credit Losses' from January 2020, the associated companies recognized an allowance for expected credit losses in respect of their principal financial assets: 'Investment in direct financing leases' and 'Related party receivable balances', held at the reporting date, which are within the scope of the ASU.

Movements in the year ended December 31, 2022, in the allowance for expected credit losses can be summarized as follows:

As of December 31, 2022
(in thousands of $)	River Box
Share presented	49.90%
Balance as of December 31, 2021	396
Allowance recorded in net income of associated company	(18)
Balance as of December 31, 2022	378

As indicated in Note 2: 'Accounting Policies', the allowance for expected credit losses is based on an analysis of factors including the credit rating assigned to the lessee, Seadrill, management's assessment of current and expected conditions in the offshore drilling market and calculated collateral exposure.

In the year ended December 31, 2022, River Box paid a dividend of $2.9 million to the Company (2021: $2.2 million). In 2021, SFL Hercules did not pay any dividends to the Company.